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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               _________________


                                    FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  November 24, 1998
                                                         -----------------

                       NEW CENTURY FINANCIAL CORPORATION
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                      (Exact Name of Issuer as Specified
                                in its Charter)


   California                     000-22633                    33-0683629
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 (State or Other               (Commission File                   (IRS
  Jurisdiction                     Number)               Employer Identification
of Incorporation)                                                Number)


       18400 Von Karman, Suite 1000, Irvine, California          92612
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           (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code (949) 440-7030
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ITEM 5.  OTHER EVENTS

          On November 24, 1998, New Century Financial Corporation ("New Century") consummated a strategic alliance with U.S. Bancorp, a Delaware corporation ("USB"). As part of this strategic alliance, New Century sold 20,000 shares of its Series 1998A Convertible Preferred Stock (the "Preferred Stock") to USB for $20 million. The shares of Preferred Stock are convertible into 2,724,800 shares of Common Stock, par value $0.01 per share, of New Century. A copy of the press release announcing the consummation of the strategic alliance is attached hereto as Exhibit 99.1. In addition, a copy of
                                         ------------
the Certificate of Designations for the Preferred Stock, the Preferred Stock Purchase Agreement, dated as of October 18, 1998, between New Century and USB, the Registration Rights Agreement, dated as of November 24, 1998, between New Century and USB, the Flow Purchase Agreement, dated as of November 24, 1998, between New Century Mortgage Corporation ("NCMC") and U.S. Bank National Association, ND ("US Bank") and the Service Provider Agreement, dated as of November 24, 1998, between NCMC and US Bank are attached hereto as Exhibit 4.1,
                                                                   -----------
Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively.
------------  ------------  ------------     ------------

          The summary of certain terms of the strategic alliance contained herein does not purport to be complete and is qualified in its entirety by reference to the exhibits filed herewith.

ITEM 7.  EXHIBITS.

          (a) Financial statements of business acquired.
              Not applicable.

          (b) Pro forma financial information.
              Not applicable.

          (c) Exhibits.

Exhibit No.   Description
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     4.1      Certificate of Designations for Series 1998A Convertible Preferred
              Stock of New Century Financial Corporation

     10.1 Preferred Stock Purchase Agreement, dated as of October 18, 1998, between New Century Financial Corporation and U.S. Bancorp

     10.2 Registration Rights Agreement, dated as of November 24, 1998, between New Century Financial Corporation and U.S. Bancorp

     10.3 Flow Purchase Agreement, dated as of November 24, 1998, between New Century Mortgage Corporation and U.S. Bank National Association, ND

     10.4 Service Provider Agreement, dated as of November 24, 1998, between New Century Mortgage Corporation and U.S. Bank National Association, ND

     99.1     Press Release, dated November 25, 1998

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEW CENTURY FINANCIAL CORPORATION


December 3, 1998                      /s/ Brad A. Morrice
                                      ----------------------------------
                                      Brad A. Morrice
                                      President

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